                                                                EXHIBIT 24.1(ii)

                               POWER OF ATTORNEY
                               -----------------

                          ALBANY LADDER COMPANY, INC.


          KNOW ALL MEN BY THESE PRESENTS, that each person whose name appears below constitutes and appoints Kevin P. Rodgers, Dennis J. O'Connor and Paul R. Ingersoll and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for and in his name, place and stead, in any and all capacities which such person serves or may serve with respect to Albany Ladder Company, Inc., to sign the Registration Statement on Form S-4 of (i) National Equipment Services, Inc. and (ii) NES East Acquisition Corp., BAT Acquisition Corp., NES Michigan Acquisition Corp., Albany Ladder Company, Inc. and NES Acquisition Corp. (collectively, the "Subsidiary Guarantors") relating to the registration of $100,000,000 aggregate principal amount of 10% Senior Subordinated Notes due 2007, Series B (the "Exchange Notes") to be issued by National Equipment Services, Inc. and the related guarantees of the Subsidiary Guarantors, and any or all amendments to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

          This power of attorney has been signed as of the 20th day of March, 1998, by the following persons:


 /s/ Kevin P. Rodgers                       /s/ Dennis J. O'Connor
---------------------------------------    -------------------------------------
Kevin P. Rodgers,                          Dennis J. O'Connor,
President, Chief Executive Officer and     Chief Financial Officer
Director

 /s/ Carl D. Thoma                          /s/ William C. Kessinger
---------------------------------------    -------------------------------------
Carl D. Thoma,                             William C. Kessinger,
Director                                   Director

                               POWER OF ATTORNEY
                               -----------------

                         NES MICHIGAN ACQUISITION CORP.

          KNOW ALL MEN BY THESE PRESENTS, that each person whose name appears below constitutes and appoints Kevin P. Rodgers, Dennis J. O'Connor and Paul R. Ingersoll and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for and in his name, place and stead, in any and all capacities which such person serves or may serve with respect to NES Michigan Acquisition Corp., to sign the Registration Statement on Form S-4 of (i) National Equipment Services, Inc. and (ii) NES East Acquisition Corp., BAT Acquisition Corp., NES Michigan Acquisition Corp. and NES Acquisition Corp. (collectively, the "Subsidiary Guarantors") relating to the registration of $100,000,000 aggregate principal amount of 10% Senior Subordinated Notes due 2007, Series B (the "Exchange Notes") to be issued by National Equipment Services, Inc. and the related guarantees of the Subsidiary Guarantors, and any or all amendments to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

          This power of attorney has been signed as of the 20th day of March, 1998, by the following persons:


 /s/ Kevin P. Rodgers                       /s/ Dennis J. O'Connor
---------------------------------------    -------------------------------------
Kevin P. Rodgers,                          Dennis J. O'Connor,
Chief Executive Officer and Director       Chief Financial Officer

 /s/ Carl D. Thoma                         /s/ William C. Kessinger
---------------------------------------    -------------------------------------
Carl D. Thoma,                             William C. Kessinger,
Director                                   Director

                               POWER OF ATTORNEY
                               -----------------

                           NES EAST ACQUISITION CORP.

          KNOW ALL MEN BY THESE PRESENTS, that each person whose name appears below constitutes and appoints Kevin P. Rodgers, Dennis J. O'Connor and Paul R. Ingersoll and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for and in his name, place and stead, in any and all capacities which such person serves or may serve with respect to NES East Acquisition Corp., to sign the Registration Statement on Form S-4 of (i) National Equipment Services, Inc. and (ii) NES Michigan Acquisition Corp., BAT Acquisition Corp., NES East Acquisition Corp. and NES Acquisition Corp. (collectively, the "Subsidiary Guarantors") relating to the registration of $100,000,000 aggregate principal amount of 10% Senior Subordinated Notes due 2007, Series B (the "Exchange Notes") to be issued by National Equipment Services, Inc. and the related guarantees of the Subsidiary Guarantors, and any or all amendments to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

          This power of attorney has been signed as of the 20th day of March, 1998, by the following persons:


 /s/ Kevin P. Rodgers                       /s/ Dennis J. O'Connor
---------------------------------------    -------------------------------------
Kevin P. Rodgers,                          Dennis J. O'Connor,
Chief Executive Officer and Director       Chief Financial Officer

 /s/ Carl D. Thoma                          /s/ William C. Kessinger
---------------------------------------    -------------------------------------
Carl D. Thoma,                             William C. Kessinger,
Director                                   Director